                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2006
                                                         ----------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-19907                 48-1109495
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)

    224 East Douglas, Suite 700, Wichita, KS                            67202
--------------------------------------------------------------------------------
    (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         On December 4, 2006, Lone Star Steakhouse & Saloon, Inc. issued a press release announcing the mid-quarter results for comparable store sales by concept for the eight weeks ended  November  28,  2006.  A copy of the press  release is filed as Exhibit 99.1 hereto.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         EXHIBIT NO.                EXHIBITS

         99.1                       Press Release dated December 4, 2006

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: December 8, 2006                   By: /s/ Gerald T. Aaron
                                              ----------------------------------
                                              Name: Gerald T. Aaron
                                              Title: Senior Vice President